INVESTMENT ADVISORY AGREEMENT (SCHEDULE A):

WisdomTree Dynamic Currency Hedged Europe Equity Fund
WisdomTree Dynamic Currency Hedged International Equity Fund
WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund WisdomTree Dynamic Currency Hedged Japan Equity Fund
WisdomTree Emerging Markets Dividend Fund
WisdomTree Europe Local Recovery Fund
WisdomTree Global Hedged SmallCap Dividend Fund
WisdomTree Global SmallCap Dividend Fund
WisdomTree Strong Dollar Emerging Markets Equity Fund
WisdomTree Strong Dollar U.S. Equity Fund
WisdomTree Weak Dollar U.S. Equity Fund
WisdomTree Fundamental U.S. Corporate Bond Fund
WisdomTree Fundamental U.S. High Yield Corporate Bond Fund
WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund
WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund WisdomTree Dynamic Bearish U.S. Equity Fund
WisdomTree Dynamic Long/Short U.S. Equity Fund


   Registrant incorporates by reference EX-99.(D)(4) of Form 485BPOS, dated and filed on April 4, 2016.
   (SEC Accession No. 0001193125-16-529560)



SUB-ADVISORY AGREEMENT (APPENDIX A):

WisdomTree Dynamic Currency Hedged Europe Equity Fund
WisdomTree Dynamic Currency Hedged International Equity Fund
WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund WisdomTree Dynamic Currency Hedged Japan Equity Fund
WisdomTree Emerging Markets Dividend Fund
WisdomTree Europe Local Recovery Fund
WisdomTree Global Hedged SmallCap Dividend Fund
WisdomTree Global SmallCap Dividend Fund
WisdomTree Strong Dollar Emerging Markets Equity Fund
WisdomTree Strong Dollar U.S. Equity Fund
WisdomTree Weak Dollar U.S. Equity Fund
WisdomTree Dynamic Bearish U.S. Equity Fund
WisdomTree Dynamic Long/Short U.S. Equity Fund


   Registrant incorporates by reference EX-99.(D)(8) of Form 485BPOS, dated and filed on April 4, 2016.
   (SEC Accession No. 0001193125-16-529560)



SUB-ADVISORY AGREEMENT:

WisdomTree Fundamental U.S. Corporate Bond Fund
WisdomTree Fundamental U.S. High Yield Corporate Bond Fund
WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund
WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund

   Registrant incorporates by reference EX-99.(D)(10) of Form 485BPOS, dated and filed on April 14, 2016.
   (SEC Accession No. 0001193125-16-541579)



FEE WAIVER AGREEMENTS:

WisdomTree Fundamental U.S. Corporate Bond Fund
WisdomTree Fundamental U.S. High Yield Corporate Bond Fund
WisdomTree Fundamental U.S. Short-Term Corporate Bond Fund
WisdomTree Fundamental U.S. Short-Term High Yield Corporate Bond Fund

   Registrant incorporates by reference EX-99.(D)(35) of Form 485BPOS, dated and filed on April 14, 2016.
   (SEC Accession No. 0001193125-16-541579)


WisdomTree Dynamic Currency Hedged Europe Equity Fund
WisdomTree Dynamic Currency Hedged International Equity Fund
WisdomTree Dynamic Currency Hedged International SmallCap Equity Fund WisdomTree Dynamic Currency Hedged Japan Equity Fund

   Registrant incorporates by reference EX-99.(D)(33) of Form 485BPOS, dated and filed on January 5, 2016.
   (SEC Accession No. 0001193125-16-420711)


WisdomTree Dynamic Bearish U.S. Equity Fund

   Registrant incorporates by reference EX-99.(D)(28) of Form 485BPOS, dated and filed on December 10, 2015.
   (SEC Accession No. 0001193125-15-400355)


WisdomTree Dynamic Long/Short U.S. Equity Fund

   Registrant incorporates by reference EX-99.(D)(27) of Form 485BPOS, dated and filed on December 10, 2015.
   (SEC Accession No. 0001193125-15-400350)


WisdomTree Europe Local Recovery Fund

   Registrant incorporates by reference EX-99.(D)(29) of Form 485BPOS, dated and filed on October 23, 2015.
   (SEC Accession No. 0001193125-15-352041)